UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-22061

Name of Fund: BlackRock Funds II

BlackRock Global Dividend Income Portfolio

BlackRock Multi-Asset Income Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street,

New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2012

Date of reporting period: 01/31/2012

Item 1 – Report to Stockholders

2

January 31, 2012

Semi-Annual Report (Unaudited)

BlackRock Funds II

▶  BlackRock Global Dividend Income Portfolio

▶   BlackRock Multi-Asset Income Portfolio

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK FUNDS II	JANUARY 31, 2012

Dear Shareholder

Early in 2011, global financial market action was dominated by political revolutions in the Middle East and North Africa, soaring prices of oil and other commodities, and natural disasters in Japan resulting in global supply chain disruptions. But corporate earnings were strong and the global economic recovery appeared to be on track. Investors demonstrated steadfast confidence as risk assets, including equities, commodities and high yield bonds, charged forward. Markets reversed sharply in May, however, when escalating political strife in Greece rekindled fears about sovereign debt problems spreading across Europe. Concurrently, global economic indicators signaled that the recovery had slowed. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default, debt problems escalated in Italy and Spain, and exposure to European sovereign bonds stressed banks globally. Financial markets whipsawed on hopes and fears. Macro news flow became a greater influence on trading decisions than the fundamentals of the securities traded, resulting in highly correlated asset prices. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historic highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, European leaders began to show progress toward stemming the region’s debt crisis. Investors came back from the sidelines and risk assets rallied through the month. Eventually, a lack of definitive details about Europe’s rescue plan raised doubts among investors and thwarted the rally at the end of October. The last two months of 2011 saw political instability in Greece, unsustainable yields on Italian bonds, and US policymakers in gridlock over budget issues. Global central bank actions and improving economic data invigorated investors, but confidence was easily tempered by sobering news flow. Sentiment improved in the New Year as investors saw bright spots in global economic data, particularly from the United States, China and Germany. International and emerging markets rebounded strongly through January. US stocks rallied on solid improvement in the domestic labor market and indications from the Federal Reserve that interest rates would remain low through 2014. Nonetheless, investors maintained caution as US corporate earnings began to weaken and a European recession appeared inevitable.

US equities and high yield bonds recovered their late-summer losses and posted positive returns for both the 6- and 12-month periods ended January 31, 2012. International markets, however, experienced some significant downturns in 2011 and remained in negative territory despite a strong rebound at the end of the period. Fixed income securities benefited from declining yields and delivered positive returns for the 6- and 12-month periods. US Treasury bonds outperformed other fixed income classes despite their quality rating downgrade, while municipal bonds also delivered superior results. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Many of the themes that caused uncertainty in 2011 remain unresolved. For investors, the risks are daunting. BlackRock remains committed to helping you keep your financial goals on track in this challenging environment.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“BlackRock remains committed to helping you keep your financial goals on track in this challenging environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	2.71%	4.22%
US small cap equities (Russell 2000® Index)	0.22	2.86
International equities (MSCI Europe, Australasia, Far East Index)	(10.42)	(9.59)
Emerging market equities (MSCI Emerging Markets Index)	(9.56)	(6.64)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.02	0.09
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	10.81	18.49
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.25	8.66
Tax-exempt municipal bonds (S&P Municipal Bond Index)	7.25	14.40
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	1.84	5.81

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of January 31, 2012	BlackRock Global Dividend Income Portfolio

Investment Objective

BlackRock Global Dividend Income Portfolio’s (the “Fund”) investment objective is to seek to provide a level of current income that exceeds the average yield on global stocks generally.

Portfolio Management Commentary

     How did the Fund perform?

•	For the six-month period ended January 31, 2012, the Fund generated a modestly negative return, but outperformed its benchmark, the MSCI All Country World Index.

     What factors influenced performance?

•

The Fund’s investments in the top–performing consumer staples sector contributed positively to results. Many of the stocks in this sector, particularly tobacco companies, delivered dividend increases during the period, which boosted the Fund’s return. Given the elevated uncertainties in the market, defensive sectors, including consumer staples and consumer discretionary, performed well during the period. The Fund’s stock selection within those sectors, including strong performers McDonald’s Corp. (hotels, restauraunts & leisure), Reynolds American, Inc. (tobacco) and Diageo Plc (beverages), had a positive impact. Likewise, the Fund’s underweights in the more cyclical sectors, including financials and materials, were beneficial. Within financials, the Fund maintained a cautious stance and notably avoided US and euro-zone banks, which struggled in the highly uncertain regulatory environment. During the period, the Fund held a short position in the British pound sterling, which had a positive impact on performance.

•

Detracting from relative performance during the period was the Fund’s investment in Norwegian Bank DnB NOR ASA. The stock underperformed as financial stocks struggled in general, but also due to a shift in the regulatory environment in Norway.

     Describe recent portfolio activity.

•

During the six-month period, the Fund took profits on winning positions in defensive spaces, including tobacco and telecommunication services (“telecom”), and invested the proceeds in names in the more cyclical areas such as financials and industrials that had underperformed but exhibited high quality characteristics. However, the Fund maintained its overweight to defensive areas including the consumer staples, telecom and health care sectors.

•

Notable trades during the period included the purchase of Emerson Electric Co., a US-domiciled multinational corporation that provides engineering services and manufactured products to a wide range of end clients. Fund management believes it is a very high-quality company with stable free cash flow and a high dividend growth rate. The Fund trimmed its position in Spanish telecom company Telefonica SA over the period and ultimately eliminated the name from the portfolio due to its price volatility and a dim outlook for the company’s dividend policy.

     Describe portfolio positioning at period end.

•

As of period end, portfolio management continues to evaluate longer-term structural shifts in the global economy, including the deleveraging trend in developed-market economies. Given the slow growth environment, the Fund continues to seek to invest in quality companies that pay dividends for the long run. In this search for quality, the Fund seeks sustainable business models, strong financial positions, above-average dividend yields and compelling dividend growth rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS II	JANUARY 31, 2012

BlackRock Global Dividend Income Portfolio

Total Return Based on a $10,000 Investment

[1]    Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]    Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the US (unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30% of its assets outside of the US). The Fund’s total returns prior to November 1, 2010 are the returns of the Fund when it followed different investment strategies under the name BlackRock Income Builder Portfolio.

[3]	This unmanaged index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
[4]	Commencement of operations.

Performance Summary for the Period Ended January 31, 2012

		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(0.63)%	8.62%	N/A	2.16%	N/A
Investor A	(0.84)	8.20	2.53%	1.90	0.48%
Investor C	(1.17)	7.56	6.56	1.15	1.15
MSCI All Country World Index (ACWI)	(4.80)	(3.47)	N/A	(2.50)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on April 7, 2008.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value August 1, 2011	Ending Account Value January 31, 2012	Expenses Paid During the Period[7]	Beginning Account Value August 1, 2011	Ending Account Value January 31, 2012	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$993.70	$4.16	$1,000.00	$1,020.96	$4.22	0.83%
Investor A	$1,000.00	$991.60	$5.36	$1,000.00	$1,019.76	$5.43	1.07%
Investor C	$1,000.00	$988.30	$9.15	$1,000.00	$1,015.94	$9.27	1.83%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JANUARY 31, 2012	5

Fund Summary as of January 31, 2012
BlackRock Multi-Asset Income Portfolio

Investment Objective

BlackRock Multi-Asset Income Portfolio’s (the “Fund”) (formerly known as BlackRock Income Portfolio) investment objective is to seek to maximize current income with consideration for capital appreciation.

On September 14, 2011, the Board of Directors (the “Board”) of BlackRock Funds II approved a proposal to change the Fund’s investment objective from “to seek to provide a level of current income that exceeds the average yield on US stocks generally and to provide a growing stream of income over the years” to “to seek to maximize current income with consideration for capital appreciation.” In addition, the Board approved a change in the name of the Fund from “BlackRock Income Portfolio” to “BlackRock Income Builder Portfolio.” These changes were effective on November 28, 2011. On December 7, 2011, the Board approved a proposal to change the name of the Fund from “BlackRock Income Builder Portfolio” to “BlackRock Multi-Asset Income Portfolio.” This change was effective on December 15, 2011.

Portfolio Management Commentary

•

Effective November 28, 2011, the Fund changed its investment strategy from a balanced equity and fixed income strategy (the “balanced strategy”) to a multi-asset class, unconstrained approach with an income orientation (the “multi-asset strategy”). In addition, the Fund changed its performance benchmark from a custom blended benchmark comprised of 50% S&P 500® Index and 50% Barclays Capital US Aggregate Bond Index (the “former benchmark”) to a new custom blended benchmark comprised of 50% MSCI World Index and 50% Barclays Capital US Aggregate Bond Index (the “new benchmark”). The benchmark change reflects the Fund’s new investment guidelines.

     How did the Fund perform?

•

The Fund generated a positive return for the six-month period ended January 31, 2012. For the first four months of the period through November 28, 2011, the Fund underperformed the former benchmark. For the two months following the strategy change through the end of the reporting period, the Fund outperformed the new benchmark. The following discussion of relative performance regarding the balanced strategy pertains to the former benchmark, while the discussion of relative performance regarding the multi-asset income strategy pertains to the new benchmark.

     What factors influenced performance?

•

For the first four months of the period through November 28, 2011, under the balanced strategy, the largest detractor from performance came from the fixed income portion of the Fund, which underperformed the Barclays Capital US Aggregate Bond Index. The Fund’s exposure to high yield bonds hurt relative returns as high yield debt underperformed core fixed income sectors in the third quarter of 2011 when risk assets globally sold off due to heightened uncertainty around the European debt crisis and the US credit rating downgrade announced in early August. In the equity portion of the Fund, a sector overweight and stock selection in materials detracted from performance, as did an underweight in information technology. However, the equity portion of the Fund outperformed the S&P 500® Index due to stock selection in financials, specifically within the diversified financial services and insurance industries. In the consumer discretionary sector, overweight positions in textiles and specialty retail added to returns.

•

For the two months following the strategy change through the end of the reporting period, under the multi-asset strategy, the Fund’s overweight exposures to high yield bonds, preferred securities, emerging markets debt and master limited partnerships (“MLPs”) had a positive impact on performance. The Fund’s exposure to high yield debt was the strongest contributor to returns as the sector outperformed core fixed income during this time period. Improving company fundamentals and increasing investor demand for income drove high yield bond prices higher. Within the Fund’s high yield allocation, a focus on higher quality issues with lower volatility helped generate positive returns with less risk as compared to the broader high yield market. Conversely, as equity markets rallied at the beginning of 2012, the Fund’s holdings of high-quality, global dividend-paying stocks detracted from performance as higher-beta stocks led the rally.

     Describe recent portfolio activity.

•

As discussed above, the Fund changed its name, strategy and benchmark during the period. The Fund made several allocation changes to reflect the new strategy. More specifically, the Fund increased exposure to high yield bonds. In equities, the Fund shifted the focus of its holdings from US stocks to global dividend-paying stocks. Additionally, the Fund introduced several other income-producing asset classes to its portfolio holdings, including preferred securities, emerging markets debt, MLPs and non-agency mortgage-backed securities (“MBS”). Following the transition to the new strategy, the Fund increased its allocation to high yield debt, which represents portfolio management’s strongest investment conviction, given the sector’s attractive income and lower volatility characteristics in the current market environment. The Fund decreased exposure to equities as dividend yields have fallen in the recent market rally. The Fund’s allocation to preferred securities increased modestly over the two months in light of improved fundamentals in many non-financial names and attractive income opportunities.

     Describe portfolio positioning at period end.

•

At period end, the Fund was comprised of high yield bonds (53%), global equities (23%), preferred securities (11%), non-agency MBS (5%), MLPs (5%) and emerging markets debt (3%), with a small amount of cash and cash equivalents.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	BLACKROCK FUNDS II	JANUARY 31, 2012

BlackRock Multi-Asset Income Portfolio

Total Return Based on a $10,000 Investment

[1]    Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]    The Fund may invest up to 80% of its assets in equity securities and up to 100% of its assets in fixed income securities. The Fund may also invest significantly in BlackRock equity and/or fixed income mutual funds (“underlying funds”) and affiliated and unaffiliated exchange traded funds (“ETFs”). The Fund’s total returns prior to November 28, 2011 are the returns of the Fund when it followed different investment strategies under the name BlackRock Income Portfolio.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

[5]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.
[6]

Effective November 28, 2011, the Fund compares its performance to that of a customized weighted index comprised of the returns of the MSCI World Index (50%) and Barclays Capital US Aggregate Bond Index (50%).

[7]

Prior to November 28, 2011, the Fund compared its performance to that of a customized weighted index comprised of the returns of the S&P 500® Index (50%) and Barclays Capital US Aggregate Bond Index (50%).

[8]	Commencement of operations.

Performance Summary for the Period Ended January 31, 2012

		Average Annual Total Returns[9]
		1 Year		Since Inception[10]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	3.56%	7.13%	N/A	5.04%	N/A
Investor A	3.35	6.79	1.18%	4.77	3.32%
Investor C	2.92	5.96	4.96	3.99	3.99
S&P 500® Index	2.71	4.22	N/A	1.06	N/A
MSCI World Index	(4.04)	(2.99)	N/A	(2.70)	N/A
Barclays Capital US Aggregate Bond Index	4.25	8.66	N/A	6.37	N/A
50% MSCI World Index/50% Barclays Capital US Aggregate Bond Index	0.38	3.10	N/A	2.37	N/A
50% S&P 500® Index/50% Barclays Capital US Aggregate Bond Index	3.78	6.77	N/A	4.22	N/A

[9]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[10]	The Fund commenced operations on April 7, 2008.
N/A - Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[12]
	Beginning Account Value August 1, 2011	Ending Account Value January 31, 2012	Expenses Paid During the Period[11]	Beginning Account Value August 1, 2011	Ending Account Value January 31, 2012	Expenses Paid During the Period[11]	Annualized Expense Ratio
Institutional	$1,000.00	$1,035.60	$2.81	$1,000.00	$1,022.37	$2.80	0.55%
Investor A	$1,000.00	$1,033.50	$4.09	$1,000.00	$1,021.11	$4.06	0.80%
Investor C	$1,000.00	$1,029.20	$7.91	$1,000.00	$1,017.34	$7.86	1.55%

[11]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[12]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JANUARY 31, 2012	7

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC (the “Manager”) is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

    Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on August 1, 2011 and held through January 31, 2012) are intended to assist shareholders both in calculating expenses based on an investment in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

    Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts and foreign currency exchange contracts as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

8	BLACKROCK FUNDS II	JANUARY 31, 2012

Fund Information as of January 31, 2012

BlackRock Global Dividend Income Portfolio

Ten Largest Holdings	Percent of Long-Term Investments
Sanofi SA	4%
Pfizer, Inc.	3
Novartis AG	3
GlaxoSmithKline Plc	3
Royal Dutch Shell Plc, B Shares	3
Johnson & Johnson	3
The Coca-Cola Co.	3
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	3
Hennes & Mauritz AB, B Shares	2
Vodafone Group Plc	2

Geographic Allocation	Percent of Long-Term Investments
United States	35%
United Kingdom	20
France	9
Switzerland	5
Taiwan	5
Sweden	4
Canada	4
Netherlands	4
Singapore	3
Japan	3
South Africa	2
Hong Kong	2
Other[1]	4
[1]	Other includes a 1% or less investment in each of the following countries: Italy, Belgium, Israel and Brazil.

BlackRock Multi-Asset Income Portfolio

Ten Largest Holdings	Percent of Long-Term Investments
BlackRock High Yield Bond Portfolio, BlackRock Class	52%
SPDR Barclays Capital High Yield Bond ETF	3
Eaton Vance Tax-Advantaged Global Dividend Income Fund	3
Alerian MLP ETF	3
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	2
JPMorgan Chase & Co.	1
MetLife Capital Trust IV	1
GMAC Mortgage Corp Loan Trust	1
Prudential Financial, Inc.	1
Residential Accredit Loans, Inc.	1

Portfolio Composition	Percent of Long-Term Investments
Investment Companies	63%
Common Stocks	21
Preferred Securities	11
Non-Agency Mortgage-Backed Securities	4
Asset-Backed Securities	1

BLACKROCK FUNDS II	JANUARY 31, 2012	9

Schedule of Investments January 31, 2012 (Unaudited)	BlackRock Global Dividend Income Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Belgium – 1.3%
Anheuser-Busch InBev NV	196,098	$11,922,931

Brazil – 1.0%
Souza Cruz SA	726,400	9,454,176

Canada – 3.8%
National Bank of Canada	231,668	17,379,143
Rogers Communications, Inc., Class B	474,672	18,249,332

		35,628,475

France – 8.8%
Eutelsat Communications SA	407,099	15,125,108
Legrand SA	410,671	14,179,666
Sanofi SA	457,289	33,904,598
Total SA	367,229	19,463,702

		82,673,074

Hong Kong – 1.7%
Power Assets Holdings Ltd.	2,157,500	15,566,539

Israel – 1.2%
“Bezeq” The Israeli Telecommunication Corp. Ltd.	6,624,196	11,442,760

Italy – 1.3%
ENI SpA	565,448	12,528,502

Japan – 2.5%
Canon, Inc.	325,700	13,980,774
NTT DoCoMo, Inc.	5,064	9,005,014

		22,985,788

Netherlands – 3.7%
Koninklijke KPN NV	980,237	10,756,525
Royal Dutch Shell Plc, B Shares	648,056	23,684,502

		34,441,027

Singapore – 3.0%
DBS Group Holdings Ltd.	1,691,000	18,149,260
M1 Ltd.	301,000	578,673
Singapore Post Ltd.	3,262,000	2,526,243
Singapore Telecommunications Ltd.	2,916,000	7,181,861

		28,436,037

South Africa – 1.7%
MTN Group Ltd.	920,901	15,668,059

Sweden – 4.3%
Hennes & Mauritz AB, B Shares	670,527	21,968,837
Svenska Handelsbanken AB, A Shares	607,093	18,260,358

		40,229,195

Switzerland – 5.0%
Nestle SA	373,829	21,451,827
Novartis AG	468,892	25,448,337

		46,900,164

Common Stocks	Shares	Value

Taiwan – 4.7%
Chunghwa Telecom Co. Ltd. - ADR	394,461	$12,784,481
Far EasTone Telecommunications Co. Ltd.	438,000	844,329
Far EasTone Telecommunications Co. Ltd. - GDR	270,700	7,822,499
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	1,608,172	22,643,062

		44,094,371

United Kingdom – 19.2%
BHP Billiton Plc	544,044	18,288,992
British American Tobacco Plc	339,379	15,627,751
Diageo Plc	887,333	19,640,109
GlaxoSmithKline Plc	1,113,060	24,758,595
HSBC Holdings Plc	2,056,800	17,214,175
Imperial Tobacco Group Plc	464,925	16,649,992
Reckitt Benckiser Group Plc	251,871	13,417,880
TESCO Plc	2,490,884	12,560,373
UBM Plc	32,900	285,260
Unilever Plc	589,873	19,062,818
Vodafone Group Plc	8,101,294	21,850,441

		179,356,386

United States – 33.7%
Altria Group, Inc.	486,277	13,810,267
AT&T, Inc.	628,426	18,482,009
Chevron Corp.	205,504	21,183,352
The Coca-Cola Co.	341,552	23,065,007
Dominion Resources, Inc.	307,175	15,371,037
Emerson Electric Co.	316,795	16,276,927
Genuine Parts Co.	234,637	14,965,148
Johnson & Johnson	358,907	23,655,560
Kraft Foods, Inc., Class A	532,494	20,394,520
Lorillard, Inc.	116,327	12,492,356
McDonald’s Corp.	185,597	18,383,383
Merck & Co., Inc.	318,104	12,170,659
PepsiCo, Inc.	200,301	13,153,767
Pfizer, Inc.	1,316,453	28,172,094
Philip Morris International, Inc.	192,227	14,372,813
Reynolds American, Inc.	319,023	12,515,272
United Technologies Corp.	241,969	18,958,271
Verizon Communications, Inc.	480,508	18,095,931

		315,518,373

Total Long-Term Investments (Cost – $882,244,219) – 96.9%		906,845,857

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	GBP	British Pound
CAD	Canadian Dollar	GDR	Global Depositary Receipts
CHF	Swiss Franc	SEK	Swedish Krona
ETF	Exchange Traded Fund	USD	US Dollar
EUR	Euro	ZAR	South African Rand

See Notes to Financial Statements.

10	BLACKROCK FUNDS II	JANUARY 31, 2012

Schedule of Investments (concluded)	BlackRock Global Dividend Income Portfolio (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (a)(b)	42,262,909	$42,262,909

Total Short-Term Securities (Cost – $42,262,909) –4.5%		42,262,909

Total Investments (Cost – $924,507,128) – 101.4%		949,108,766
Liabilities in Excess of Other Assets – (1.4)%		(13,147,649)

Net Assets – 100.0%		$935,961,117

(a)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at January 31, 2012	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	33,313,599	8,949,310	42,262,909	$697	$21,024

(b)	Represents the current yield as of report date.
—	Foreign currency exchange contracts as of January 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counter- party	Settlement Date	Unrealized Appreciation (Depreciation)

				Goldman Sachs
CAD	933,267	USD	936,528	Bank USA	2/02/12	$ (5,774)

				Goldman Sachs
CHF	1,135,154	USD	1,241,827	Bank USA	2/02/12	(8,634)

				Goldman Sachs
EUR	2,134,181	USD	2,813,917	Bank USA	2/02/12	(22,314)

				Goldman Sachs
GBP	3,118,295	USD	4,914,433	Bank USA	2/02/12	(636)

GBP	46,114,000	USD	72,297,529	Citibank, N.A.	2/02/12	367,616

				Goldman Sachs
SEK	7,101,553	USD	1,053,330	Bank USA	2/02/12	(9,368)

USD	74,262,447	GBP	46,114,000	State Street Bank	2/02/12	1,597,301

				Goldman Sachs
ZAR	3,199,128	USD	409,085	Bank USA	2/07/12	(47)

USD	72,236,889	GBP	46,114,000	Citibank, N.A.	5/02/12	(372,993)

	Total					$1,545,151

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of January 31, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Belgium	–	$11,922,931	–	$11,922,931
Brazil	$9,454,176	–	–	9,454,176
Canada	35,628,475	–	–	35,628,475
France	–	82,673,074	–	82,673,074
Hong Kong	–	15,566,539	–	15,566,539
Israel	–	11,442,760	–	11,442,760
Italy	–	12,528,502	–	12,528,502
Japan	–	22,985,788	–	22,985,788
Netherlands	–	34,441,027	–	34,441,027
Singapore	–	28,436,037	–	28,436,037
South Africa	–	15,668,059	–	15,668,059
Sweden	–	40,229,195	–	40,229,195
Switzerland	–	46,900,164	–	46,900,164
Taiwan	43,250,042	844,329	–	44,094,371
United Kingdom	–	179,356,386	–	179,356,386
United States	315,518,373	–	–	315,518,373
Short-Term Securities	42,262,909	–	–	42,262,909

Total	$446,113,975	$502,994,791	–	$949,108,766

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	–	$1,964,917	–	$1,964,917
Liabilities:
Foreign currency exchange contracts	$(46,773)	(372,993)	–	(419,766)

Total	$(46,773)	$1,591,924	–	$1,545,151

[1]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JANUARY 31, 2012	11

Schedule of Investments January 31, 2012 (Unaudited)	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value

Oakwood Mortgage Investors, Inc., Series 2002-B, Class A4, 7.09%, 6/15/32 (a)	$ 252	$252,058

Total Asset-Backed Securities – 0.4%		252,058

Common Stocks	Shares

Aerospace & Defense – 0.4%
United Technologies Corp.	3,241	253,932

Beverages – 1.5%
Anheuser-Busch InBev NV	2,772	168,540
The Coca-Cola Co.	4,629	312,596
Diageo Plc	12,947	286,567
PepsiCo, Inc.	2,660	174,682

		942,385

Commercial Banks – 1.5%
DBS Group Holdings Ltd.	23,000	246,856
HSBC Holdings Plc	27,600	230,995
National Bank of Canada	3,114	233,604
Svenska Handelsbanken AB, A Shares	8,130	244,537

		955,992

Distributors – 0.3%
Genuine Parts Co.	3,142	200,397

Diversified Telecommunication Services – 1.5%
AT&T, Inc.	8,754	257,455
Chunghwa Telecom Co. Ltd. - ADR	5,561	180,232
Far EasTone Telecommunications Co. Ltd. - GDR	4,250	122,814
Koninklijke KPN NV	11,574	127,006
Singapore Telecommunications Ltd.	31,000	76,350
Verizon Communications, Inc.	6,333	238,501

		1,002,358

Electric Utilities – 0.3%
Power Assets Holdings Ltd.	27,000	194,807

Electrical Equipment – 0.6%
Emerson Electric Co.	4,258	218,776
Legrand SA	5,638	194,669

		413,445

Food & Staples Retailing – 0.3%
TESCO Plc	32,829	165,541

Food Products – 1.3%
Kraft Foods, Inc., Class A	7,046	269,862
Nestle SA	5,131	294,438
Unilever Plc	7,900	255,303

		819,603

Common Stocks	Shares	Value

Hotels, Restaurants & Leisure – 0.4%
McDonald’s Corp.	2,495	$247,130

Household Products – 0.3%
Reckitt Benckiser Group Plc	3,707	197,482

Media – 0.3%
Eutelsat Communications SA	5,452	202,560

Metals & Mining – 0.4%
BHP Billiton Ltd.	6,094	241,373

Multi-Utilities – 0.3%
Dominion Resources, Inc.	4,114	205,865

Office Electronics – 0.3%
Canon, Inc.	4,400	188,871

Oil, Gas & Consumable Fuels – 3.2%
Chesapeake Midstream Partners LP	2,384	69,351
Chevron Corp.	2,817	290,376
DCP Midstream Partners LP	2,578	125,523
ENI SpA	7,452	165,112
MarkWest Energy Partners LP	4,399	254,966
ONEOK Partners LP	3,694	207,307
Plains All American Pipeline LP	1,960	152,880
Royal Dutch Shell Plc, A Shares	9,393	333,233
Targa Resources Partners LP	1,539	60,437
Total SA	4,546	240,945
Williams Partners LP	3,018	188,293

		2,088,423

Pharmaceuticals – 3.1%
GlaxoSmithKline Plc	14,961	332,788
Johnson & Johnson	5,330	351,300
Merck & Co., Inc.	4,192	160,386
Novartis AG	6,341	344,147
Pfizer, Inc.	17,350	371,290
Sanofi SA	6,362	471,695

		2,031,606

Semiconductors & Semiconductor Equipment – 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	25,899	364,658

Specialty Retail – 0.4%
Hennes & Mauritz AB, B Shares	8,837	289,531

Tobacco – 2.0%
Altria Group, Inc.	6,512	184,941
British American Tobacco Plc	4,545	209,289
Imperial Tobacco Group Plc	6,249	223,790
Lorillard, Inc.	1,558	167,314
Philip Morris International, Inc.	2,574	192,458

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	JANUARY 31, 2012

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Tobacco (concluded)
Reynolds American, Inc.	4,272	$167,591
Souza Cruz SA	12,300	160,086

		1,305,469

Wireless Telecommunication Services – 1.4%
MTN Group Ltd.	12,378	210,597
NTT DoCoMo, Inc.	72	128,033
Rogers Communications, Inc., Class B	6,331	243,403
Vodafone Group Plc	122,600	330,671

		912,704

Total Common Stocks – 20.4%		13,224,132

Corporate Bonds	Par (000)

Health Care Equipment & Supplies – 0.0%
Biomet, Inc., 10.00%, 10/15/17	$ 5	5,400

Total Corporate Bonds – 0.0%		5,400

Investment Companies	Shares

Alerian MLP ETF	91,525	1,540,366
BlackRock GNMA Portfolio, BlackRock Class (b)	5,639	58,308
BlackRock High Yield Bond Portfolio, BlackRock Class (b)	4,187,535	31,950,889
Eaton Vance Tax-Advantaged Global Dividend Income Fund	130,200	1,798,062
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	87,500	1,441,125
SPDR Barclays Capital High Yield Bond ETF	50,000	1,973,500

Total Investment Companies – 59.6%		38,762,250

Non-Agency Mortgage-Backed Securities	Par (000)

Collateralized Mortgage Obligations – 3.9%
Banc of America Mortgage Securities, Inc., Series 2004-L, Class 4A1, 5.11%, 1/25/35 (a)	161	157,262
Citimortgage Alternative Loan Trust, Series 2007-A1, Class 1A5, 6.00%, 1/25/37	393	247,583
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-15, Class A1, 5.50%, 8/25/35	151	145,781
Series 2006-OA5, Class 2A1, 0.48%, 4/25/46 (a)	162	81,696
GMAC Mortgage Corp Loan Trust:
Series 2005-AR2, Class 4A, 4.95%, 5/25/35 (a)	305	271,535
Series 2005-AR5, Class 4A1, 4.93%, 9/19/35 (a)	330	286,698
GSR Mortgage Loan Trust, Series 2006-4F, Class 1A1, 5.00%, 5/25/36	343	290,588
IndyMac Index Mortgage Loan Trust, Series 2007-AR15, Class 1A1, 5.33%, 8/25/37 (a)	464	245,691

Non-Agency Mortgage-Backed Securities	Par (000)	Value

Collateralized Mortgage Obligations (concluded)
Residential Accredit Loans, Inc.:
Series 2005-QS1, Class A5, 5.50%, 1/25/35	$292	$270,705
Series 2006-QS12, Class 2A4, 6.00%, 9/25/36	417	259,831
Residential Funding Mortgage Securities I, Series 2007-S7, Class A20, 6.00%, 7/25/37	308	253,566

Total Non-Agency Mortgage-Backed Securities – 3.9%		2,510,936

Preferred Securities

Capital Trusts
Capital Markets – 2.0%
ACE Capital Trust II, 9.70%, 4/01/30	200	265,276
MetLife Capital Trust IV, 7.88%, 12/15/37 (c)	550	587,125
State Street Capital Trust III, 5.54% (a)(d)	450	451,166

		1,303,567

Commercial Banks – 1.1%
BB&T Capital Trust IV, 6.82%, 6/12/57 (a)	200	202,000
Wells Fargo & Co., 7.98% (a)(d)	450	487,125

		689,125

Consumer Finance – 0.7%
American Express Co., 6.80%, 9/01/66 (a)	200	202,000
Capital One Capital V, 10.25%, 8/15/39	200	209,250

		411,250

Diversified Financial Services – 1.5%
Bank of America Corp., 8.00% (a)(d)	400	395,156
JPMorgan Chase & Co., 7.90% (a)(d)	550	595,765

		990,921

Insurance – 4.0%
American International Group, Inc., 8.18%, 5/15/68 (a)	500	482,500
AON Corp., 8.21%, 1/01/27	200	235,746
Chubb Corp., 6.38%, 3/29/67 (a)	200	204,000
Hartford Financial Services Group, Inc., 8.13%, 6/15/38 (a)	250	261,250
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (a)(c)	200	255,000
Lincoln National Corp., 7.00%, 5/17/66 (a)	100	94,500
Prudential Financial, Inc., 8.88%, 6/15/38 (a)	450	537,750
Swiss Re Capital I LP, 6.85% (a)(c)(d)	100	89,947
XL Group Plc, 6.50% (a)(d)	550	458,563

		2,619,256

Multi-Utilities – 0.4%
Dominion Resources, Inc., 7.50%, 6/30/66 (a)	250	262,500

Oil, Gas & Consumable Fuels – 0.4%
Enterprise Products Operating LLC, 7.03%, 1/15/68 (a)	250	264,375

Total Capital Trusts – 10.1%		6,540,994

See Notes to Financial Statements.

BLACKROCK FUNDS II	JANUARY 31, 2012	13

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Preferred Securities	Shares	Value

Trust Preferreds
Diversified Financial Services – 0.7%
Citigroup Capital XIII, 7.88%, 10/30/40 (a)	18,000	$484,920

Total Trust Preferreds – 0.7%		484,920

Total Preferred Securities – 10.8%		7,025,914

Total Long-Term Investments
(Cost – $59,035,697) – 95.1%		61,780,690

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (b)(e)	1,174,212	$1,174,212

Total Short-Term Securities (Cost – $1,174,212) – 1.8%		1,174,212

Total Investments (Cost – $60,209,909) – 96.9%		62,954,902
Other Assets Less Liabilities – 3.1%		2,036,837

Net Assets – 100.0%		$64,991,739

(a)	Variable rate security. Rate shown is as of report date.
(b)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Shares Purchased		Shares Sold	Shares Held at January 31, 2012	Value at January 31, 2012	Realized Gain (Loss)	Income

BlackRock GNMA Portfolio, BlackRock Class	–	153,268		147,629	5,639	$58,308	$(3,105)	$2,006
BlackRock High Yield Bond Portfolio, BlackRock Class	188,159	4,510,561		511,185	4,187,535	$31,950,889	$(22,313)	$351,953
BlackRock International Bond Portfolio, BlackRock Class	18,638	7,131		25,769	–	–	$(7,484)	$1,935
BlackRock Low Duration Bond Portfolio, BlackRock Class	224,382	104,909		329,291	–	–	$15,617	$21,334
BlackRock Liquidity Funds, TempFund, Institutional Class	344,490	829,722	[1]	–	1,174,212	$1,174,212	$32	$832

1Represents net shares purchased.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Security is perpetual in nature and has no stated maturity date. (e) Represents the current yield as of report date.

—	Foreign currency exchange contracts as of January 31, 2012 were as follows:

Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP 637,000	USD	998,689	Citibank, N.A.	2/02/12	$ 5,078
			The Bank of New York
USD 991,496	GBP	637,000	Mellon Corp.	2/02/12	(12,271)
USD 997,851	GBP	637,000	Citibank, N.A.	5/02/12	(5,152)
Total					$(12,345)

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	JANUARY 31, 2012

Schedule of Investments (concluded)	BlackRock Multi-Asset Income Portfolio

The following tables summarize the inputs used as of January 31, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$ 252,058	–	$ 252,058
Common Stocks:
Aerospace & Defense	$ 253,932	–	–	253,932
Beverages	487,278	455,107	–	942,385
Commercial Banks	233,604	722,388	–	955,992
Distributors	200,397	–	–	200,397
Diversified Telecom-munication Services	799,002	203,356	–	1,002,358
Electric Utilities	–	194,807	–	194,807
Electrical Equipment	218,776	194,669	–	413,445
Food & Staples Retailing	–	165,541	–	165,541
Food Products	269,862	549,741	–	819,603
Hotels, Restaurants & Leisure	247,130	–	–	247,130
Household Products	–	197,482	–	197,482
Media	–	202,560	–	202,560
Metals & Mining	–	241,373	–	241,373
Multi-Utilities	205,865	–	–	205,865
Office Electronics	–	188,871	–	188,871
Oil, Gas & Consumable Fuels	1,349,133	739,290	–	2,088,423
Pharmaceuticals	882,976	1,148,630	–	2,031,606
Semiconductors & Semiconductor Equipment	364,658	–	–	364,658
Specialty Retail	–	289,531	–	289,531
Tobacco	872,390	433,079	–	1,305,469
Wireless Telecom-munication Services	243,403	669,301	–	912,704
Corporate Bonds	–	5,400	–	5,400
Investment Companies	38,762,250	–	–	38,762,250
Non-Agency Mortgage-Backed Securities	–	2,510,936	–	2,510,936
Preferred Securities	484,920	6,540,994	–	7,025,914
Short-Term Securities	1,174,212	–	–	1,174,212

Total	$47,049,788	$15,905,114	–	$62,954,902

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	–	$5,078	–	$5,078
Liabilities:
Foreign currency exchange contracts	–	(17,423)	–	(17,423)

Total	–	$(12,345)	–	$(12,345)

[1]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JANUARY 31, 2012	15

Statements of Assets and Liabilities

January 31, 2012 (Unaudited)	BlackRock Global Dividend Income Portfolio	BlackRock Multi-Asset Income Portfolio

Assets
Investments at value – unaffiliated[1]	$906,845,857	$29,771,493
Investments at value – affiliated[2]	42,262,909	33,183,409
Cash	–	3,627
Foreign currency at value[3]	211,091	10,175
Capital shares sold receivable	9,530,136	2,372,806
Dividends receivable	2,158,495	154,891
Unrealized appreciation on foreign currency exchange contracts	1,964,917	5,078
Investments sold receivable	–	128,022
Interest receivable	–	114,761
Receivable from advisor	–	3,545
Prepaid expenses	75,947	31,289

Total assets	963,049,352	65,779,096

Liabilities
Investments purchased payable	23,270,928	730,494
Capital shares redeemed payable	2,413,029	16,291
Investment advisory fees payable	524,049	1,864
Unrealized depreciation on foreign currency exchange contracts	419,766	17,423
Service and distribution fees payable	223,950	6,978
Other affiliates payable	53,208	25
Officer’s and Trustees’ fees payable	3,118	1,921
Other accrued expenses payable	180,187	12,361

Total liabilities	27,088,235	787,357

Net Assets	$935,961,117	$64,991,739

Net Assets Consist of
Paid-in capital	$918,925,314	$62,089,056
Undistributed net investment income	405,010	174,275
Accumulated net realized loss	(9,518,375)	(4,654)
Net unrealized appreciation/depreciation	26,149,168	2,733,062

Net Assets	$935,961,117	$64,991,739

Net Asset Value
Institutional
Net assets	$390,541,996	$45,400,683

Shares outstanding[4]	40,637,570	4,398,644

Net asset value	$9.61	$10.32

Investor A
Net assets	$348,452,232	$9,454,083

Shares outstanding[4]	36,355,444	916,608

Net asset value	$9.58	$10.31

Investor C
Net assets	$196,966,889	$10,136,973

Shares outstanding[4]	20,634,818	983,705

Net asset value	$9.55	$10.30

[1] Investments at cost – unaffiliated	$882,244,219	$28,190,339
[2] Investments at cost – affiliated	$42,262,909	$32,019,570
[3] Foreign currency at cost	$209,673	$9,988
[4] Unlimited number of shares authorized, $0.001 par value

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	JANUARY 31, 2012

Statements of Operations

Six Months Ended January 31, 2012 (Unaudited)	BlackRock Global Dividend Income Portfolio	BlackRock Multi-Asset Income Portfolio

Investment Income
Dividends – unaffiliated	$11,178,605	$171,453
Foreign taxes withheld	(374,266)	(2,287)
Dividends – affiliated	21,024	378,060
Interest	–	77,822

Total income	10,825,363	625,048

Expenses
Investment advisory	2,001,713	36,094
Service and distribution – class specific	1,058,028	23,082
Administration	241,643	8,506
Transfer agent – class specific	193,119	6,634
Administration – class specific	82,505	2,811
Registration	61,814	15,571
Professional	40,176	34,131
Custodian	38,197	3,241
Printing	29,994	8,173
Officer and Trustees	13,639	3,042
Miscellaneous	11,507	7,992
Recoupment of past waived fees	4,131	–
Recoupment of past waived fees – class specific	69,825	–

Total expenses	3,846,291	149,277
Less fees waived by advisor	(13,053)	(26,777)
Less administration fees waived	–	(3,252)
Less administration fees waived – class specific	(188)	(2,782)
Less transfer agent fees waived – class specific	(12)	(114)
Less transfer agent fees reimbursed – class specific	(7)	(6,079)
Less expenses reimbursed by advisor	–	(24,452)

Total expenses after fees waived and reimbursed	3,833,031	85,821

Net investment income	6,992,332	539,227

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments – unaffiliated	(9,428,148)	287,269
Investments – affiliated	–	(17,285)
Capital gain distributions received from affiliated underlying funds	697	32
Capital gain distributions received from unaffiliated underlying funds	–	13,204
Financial futures contracts	–	(11,249)
Foreign currency transactions	242,596	(32,867)

	(9,184,855)	239,104

Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated	9,335,784	1,079,326
Investments – affiliated	–	970,242
Foreign currency transactions	1,593,728	(12,022)

	10,929,512	2,037,546

Total realized and unrealized gain	1,744,657	2,276,650

Net Increase in Net Assets Resulting from Operations	$8,736,989	$2,815,877

See Notes to Financial Statements.

BLACKROCK FUNDS II	JANUARY 31, 2012	17

Statements of Changes in Net Assets

	BlackRock Global Dividend Income Portfolio		BlackRock Multi-Asset Income Portfolio
	Six Months		Six Months
	Ended		Ended
	January 31,	Year Ended	January 31,	Year Ended
	2012	July 31,	2012	July 31,
Increase in Net Assets:	(Unaudited)	2011	(Unaudited)	2011

Operations
Net investment income	$6,992,332	$5,474,044	$539,227	$175,484
Net realized gain (loss)	(9,184,855)	(987,944)	239,104	(20,804)
Net change in unrealized appreciation/depreciation	10,929,512	15,166,030	2,037,546	521,960

Net increase in net assets resulting from operations	8,736,989	19,652,130	2,815,877	676,640

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(3,024,584)	(1,485,121)	(272,289)	(91,970)
Investor A	(2,914,379)	(1,574,252)	(63,223)	(50,006)
Investor C	(1,111,084)	(743,481)	(48,489)	(42,288)
Net realized gain:
Institutional	(147,015)	–	–	–
Investor A	(147,856)	–	–	–
Investor C	(80,094)	–	–	–

Decrease in net assets resulting from dividends and distributions to shareholders	(7,425,012)	(3,802,854)	(384,001)	(184,264)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	492,628,944	424,062,424	54,507,502	2,995,193

Net Assets
Total increase in net assets	493,940,921	439,911,700	56,939,378	3,487,569
Beginning of period	442,020,196	2,108,496	8,052,361	4,564,792

End of period	$935,961,117	$442,020,196	$64,991,739	$8,052,361

Undistributed net investment income	$405,010	$462,725	$174,275	$19,049

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	JANUARY 31, 2012

Financial Highlights	BlackRock Global Dividend Income Portfolio

	Institutional										Investor A
	Six Months Ended January 31, 2012 (Unaudited)								Period April 7, 2008[1] to July 31, 2008		Six Months Ended January 31, 2012 (Unaudited)								Period April 7, 2008[1] to July 31, 2008

			Year Ended July 31,										Year Ended July 31,
			2011		2010		2009						2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$9.79		$8.69		$7.81		$9.54		$10.00		$9.77		$8.68		$7.81		$9.54		$10.00

Net investment income[2]	0.11		0.36		0.34		0.32		0.12		0.10		0.33		0.35		0.29		0.11
Net realized and unrealized gain (loss)	(0.18)		0.97		0.83		(1.73)		(0.50)		(0.19)		0.98		0.79		(1.72)		(0.49)

Net increase (decrease) from investment operations	(0.07)		1.33		1.17		(1.41)		(0.38)		(0.09)		1.31		1.14		(1.43)		(0.38)

Dividends and distributions from:
Net investment income	(0.11)		(0.23)		(0.29)		(0.32)		(0.08)		(0.10)		(0.22)		(0.27)		(0.30)		(0.08)
Net realized gain	(0.00)[3]		–		–		–		–		(0.00)[3]		–		–		–		–

Total dividends and distributions	(0.11)		(0.23)		(0.29)		(0.32)		(0.08)		(0.10)		(0.22)		(0.27)		(0.30)		(0.08)

Net asset value, end of period	$9.61		$9.79		$8.69		$7.81		$9.54		$9.58		$9.77		$8.68		$7.81		$9.54

Total Investment Return[4]
Based on net asset value	(0.63)%	[5]	15.41%		15.03%		(14.53)%		(3.74)%	[5]	(0.84)%	[5]	15.14%		14.66%		(14.71)%		(3.76)%	[5]

Ratios to Average Net Assets
Total expenses	0.83%	[6]	0.99%	[7]	7.86%	[8]	15.29%	[9]	18.98%	[6,10,11]	1.08%	[6]	1.23%	[7]	8.58%	[8]	16.60%	[9]	17.76%	[6,10,11]

Total expenses excluding recoupment of past waived fees	0.81%	[6]	0.99%	[7]	7.86%	[8]	15.29%	[9]	18.98%	[6,10,11]	1.05%	[6]	1.23%	[7]	8.58%	[8]	16.60%	[9]	17.76%	[6,10,11]

Total expenses after fees waived and reimbursed	0.83%	[6]	0.89%	[7]	0.75%	[8]	0.75%	[9]	0.75%	[6,10]	1.07%	[6]	1.14%	[7]	1.00%	[8]	1.00%	[9]	1.00%	[6,10]

Net investment income	2.37%	[6]	3.65%	[7]	3.97%	[8]	4.25%	[9]	3.72%	[6,10]	2.19%	[6]	3.38%	[7]	4.05%	[8]	3.92%	[9]	3.41%	[6,10]

Supplemental Data
Net assets, end of period (000)	$390,541		$154,543		$1,338		$1,105		$1,242		$348,451		$178,933		$629		$224		$55

Portfolio turnover	16%		14%		3%		30%		91%		16%		14%		3%		30%		91%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $(0.01) per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%.
[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.13%.
[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.18%.
[11]

Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional and Investor A Shares would have been 20.47% and 20.53%, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JANUARY 31, 2012	19

Financial Highlights	BlackRock Global Dividend Income Portfolio

	Investor C
	Six Months Ended January 31, 2012 (Unaudited)								Period April 7, 2008[1] to July 31, 2008
			Year Ended July 31,
			2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$9.74		$8.67		$7.81		$9.54		$10.00

Net investment income[2]	0.07		0.26		0.26		0.22		0.09
Net realized and unrealized gain (loss)	(0.19)		0.98		0.81		(1.71)		(0.49)

Net increase (decrease) from investment operations	(0.12)		1.24		1.07		(1.49)		(0.40)

Dividends and distributions from:
Net investment income	(0.07)		(0.17)		(0.21)		(0.24)		(0.06)
Net realized gain	(0.00)[3]		–		–		–		–

Total dividends and distributions	(0.07)		(0.17)		(0.21)		(0.24)		(0.06)

Net asset value, end of period	$9.55		$9.74		$8.67		$7.81		$9.54

Total Investment Return[4]
Based on net asset value	(1.17)%	[5]	14.40%		13.72%		(15.37)%		(3.98)%	[5]

Ratios to Average Net Assets
Total expenses	1.84%	[6]	1.95%	[7]	9.13%	[8]	19.54%	[9]	20.18%	[6,10,11]

Total expenses excluding recoupment of past waived fees	1.81%	[6]	1.95%	[7]	9.13%	[8]	19.54%	[9]	20.18%	[6,10,11]

Total expenses after fees waived and reimbursed	1.83%	[6]	1.88%	[7]	1.75%	[8]	1.75%	[9]	1.75%	[6,10]

Net investment income	1.45%	[6]	2.69%	[7]	3.03%	[8]	3.00%	[9]	2.72%	[6,10]

Supplemental Data
Net assets, end of period (000)	$196,966		$108,544		$141		$75		$19

Portfolio turnover	16%		14%		3%		30%		91%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $(0.01) per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%.
[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.13%.
[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.18%.
[11]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C Shares would have been 21.66%.

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	JANUARY 31, 2012

Financial Highlights	BlackRock Multi-Asset Income Portfolio

	Institutional										Investor A
	Six Months Ended January 31, 2012 (Unaudited)								Period April 7, 2008[1] to July 31, 2008		Six Months Ended January 31, 2012 (Unaudited)								Period April 7, 2008[1] to July 31, 2008
			Year Ended July 31,										Year Ended July 31,

			2011		2010		2009						2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$10.13		$9.26		$8.38		$9.63		$10.00		$10.13		$9.25		$8.37		$9.63		$10.00

Net investment income[2]	0.27		0.32		0.39		0.42		0.15		0.20		0.29		0.37		0.39		0.14
Net realized and unrealized gain (loss)	0.08		0.90		0.85		(1.24)		(0.42)		0.13		0.91		0.85		(1.24)		(0.41)

Net increase (decrease) from investment operations	0.35		1.22		1.24		(0.82)		(0.27)		0.33		1.20		1.22		(0.85)		(0.27)

Dividends from net investment income	(0.16)		(0.35)		(0.36)		(0.43)		(0.10)		(0.15)		(0.32)		(0.34)		(0.41)		(0.10)

Net asset value, end of period	$10.32		$10.13		$9.26		$8.38		$9.63		$10.31		$10.13		$9.25		$8.37		$9.63

Total Investment Return[3]
Based on net asset value	3.56%	[4]	13.36%		15.06%		(8.18)%		(2.72)%	[4]	3.35%	[4]	13.16%		14.82%		(8.50)%		(2.75)%	[4]

Ratios to Average Net Assets
Total expenses	0.95%	[5,6]	2.62%	[7]	4.47%	[8]	9.32%	[7]	12.51%	[6,9,10]	1.72%	[5,6]	2.90%	[7]	4.83%	[8]	10.54%	[7]	11.77%	[6,9,10]

Total expenses after fees waived and reimbursed	0.55%	[5,6]	0.55%	[7]	0.55%	[8]	0.55%	[7]	0.55%	[6,9]	0.80%	[5,6]	0.80%	[7]	0.80%	[8]	0.80%	[7]	0.80%	[6,9]

Net investment income	5.32%	[5,6]	3.24%	[7]	4.29%	[8]	5.29%	[7]	4.64%	[6,9]	3.92%	[5,6]	2.89%	[7]	4.11%	[8]	5.05%	[7]	4.33%	[6,9]

Supplemental Data
Net assets, end of period (000)	$45,401		$2,848		$2,280		$1,697		$1,914		$9,454		$2,817		$749		$251		$99

Portfolio turnover	59%		11%		12%		32%		73%		59%		11%		12%		32%		73%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.31%.
[6]	Annualized.
[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.25%.
[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.29%.
[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.33%.
[10]

Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional and Investor A Shares would have been 13.45% and 13.61%, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JANUARY 31, 2012	21

Financial Highlights	BlackRock Multi-Asset Income Portfolio

	Investor C
	Six Months Ended January 31, 2012 (Unaudited)								Period April 7, 2008[1] to July 31, 2008
			Year Ended July 31,
			2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$10.13		$9.23		$8.36		$9.62		$10.00

Net investment income[2]	0.17		0.22		0.30		0.33		0.11
Net realized and unrealized gain (loss)	0.12		0.90		0.85		(1.24)		(0.40)

Net increase (decrease) from investment operations	0.29		1.12		1.15		(0.91)		(0.29)

Dividends from net investment income	(0.12)		(0.22)		(0.28)		(0.35)		(0.09)

Net asset value, end of period	$10.30		$10.13		$9.23		$8.36		$9.62

Total Investment Return[3]
Based on net asset value	2.92%[4]		12.32%		13.91%		(9.14)%		(2.93)%[4]

Ratios to Average Net Assets
Total expenses	2.34%	[5,6]	3.69%	[7]	5.54%	[8]	11.60%	[7]	10.78%	[6,9,10]

Total expenses after fees waived and reimbursed	1.55%	[5,6]	1.55%	[7]	1.55%	[8]	1.55%	[7]	1.46%	[6,9]

Net investment income	3.41%	[5,6]	2.21%	[7]	3.36%	[8]	4.29%	[7]	3.62%	[6,9]

Supplemental Data
Net assets, end of period (000)	$10,137		$2,387		$1,537		$795		$284

Portfolio turnover	59%		11%		12%		32%		73%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.31%.
[6]	Annualized.
[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.25%.
[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.29%.
[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.33%.
[10]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C Shares would have been 13.32%.

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	JANUARY 31, 2012

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Global Dividend Income Portfolio (“Global Dividend Income”) and BlackRock Multi-Asset Income Portfolio (“Multi-Asset Income”) (formerly known as BlackRock Income Portfolio) (collectively, the “Funds” or individually a “Fund”) are each a series of the Trust. The Funds are classified as non-diversified. Multi-Asset Income generally will invest a portion of its assets in other registered investment companies (each an “Underlying Fund” and collectively the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the Funds. By owning shares of the Underlying Funds, the Fund indirectly invests, to varying degrees, in fixed income securities of domestic and non-US bonds, US Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds may invest in derivatives. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seek to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities

BLACKROCK FUNDS II	JANUARY 31, 2012	23

Notes to Financial Statements (continued)

and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: Multi-Asset Income may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Multi-Asset Income may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage

Pass-Through Certificates, which are solely the obligations of Fred-die Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: Multi-Asset Income may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, Multi-Asset Income may not fully recoup its initial investment in IOs.

Capital Trusts: Multi-Asset Income may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stocks: Multi-Asset Income may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the

24	BLACKROCK FUNDS II	JANUARY 31, 2012

Notes to Financial Statements (continued)

market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either delivers collateral or segregates assets in connection with certain investments (e.g., financial futures contracts and foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/ deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. Dividends from net investment income are declared and paid monthly for Multi-Asset Income and at least quarterly for Global Dividend Income. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four periods ended July 31, 2011. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

BLACKROCK FUNDS II	JANUARY 31, 2012	25

Notes to Financial Statements (continued)

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: Multi-Asset Income purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of January 31, 2012
Asset Derivatives
	Statements of Assets and Liabilities Location	Global Dividend Income	Multi-Asset Income
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$1,964,917	$5,078

Liability Derivatives
	Statements of Assets and Liabilities Location	Global Dividend Income	Multi-Asset Income
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$419,766	$17,423

The Effect of Derivative Financial Instruments in the Statements of Operations
Six Months Ended January 31, 2012
Net Realized Gain (Loss) from
		Global Dividend Income	Multi-Asset Income
Foreign currency exchange contracts		$261,500	$26,928
Equity contracts:
Financial futures contracts		—	(11,249)
Total		$261,500	$15,679

Net Change in Unrealized Appreciation/Depreciation on
	Global Dividend Income	Multi-Asset Income
Foreign currency exchange contracts	$1,605,827	$(12,444)

26	BLACKROCK FUNDS II	JANUARY 31, 2012

Notes to Financial Statements (continued)

For the six months ended January 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Global Dividend Income	Multi-Asset Income
Financial futures contracts:
Average number of contracts purchased	–	7
Average notional value of contracts purchased	–	$400,563
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	3	2
Average number of contracts - US dollars sold	10	1
Average US dollar amounts purchased	$138,318,676	$995,176
Average US dollar amounts sold	$75,224,047	$499,345

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee, based on the average daily net assets that is attributable to each Fund’s direct investments in fixed income and equity securities and instruments, including ETFs advised by BlackRock or other investment advisers, other investments, and cash and cash equivalents (including money market funds, whether advised by BlackRock or other investment advisors) and excludes investments in the Underlying Funds, at the following annual rates: 0.60% of the first $1 billion, 0.55% of the next $1 billion, 0.525% of the next $1 billion and 0.50% of the assets in excess of $3 billion.

The Manager contractually agreed to waive and/or reimburse fees and/or expenses, excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of average daily net assets as follows:

	Share Classes
	Institutional	Investor A	Investor C
Global Dividend Income	2.00%	2.25%	3.00%
Multi-Asset Income	1.55%	1.80%	2.55%

This agreement is perpetual and has no effective termination date unless approved by the Board, including a majority of the Independent Trustees.

In addition, the Manager has also contractually agreed to waive and/or reimburse fees and/or expenses, excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of average daily net assets as follows:

	Share Classes
	Institutional	Investor A	Investor C
Global Dividend Income	1.00%	1.25%	2.00%
Multi-Asset Income	0.55%	0.80%	1.55%

The Manager has agreed not to reduce or discontinue the contractual waiver or reimbursement prior to December 1, 2012 unless approved by the Board, including a majority of Independent Trustees. These amounts are included in fees waived by advisor and administration fees waived and shown as administration fees waived – class specific, transfer agent fees waived – class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by advisor, respectively, in the Statements of Operations. For the six months ended January 31, 2012, the Manager waived $26,184 of investment advisory fees for Multi-Asset Income, which is included in fees waived by advisor.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the six months ended January 31, 2012, the Manager waived $13,053 and $593 for Global Dividend Income and Multi-Asset Income, respectively.

The Manager has entered into separate sub-advisory agreements with BlackRock International, Ltd. (“BIL”), an affiliate of the Manager, to serve as sub-advisor for Global Dividend Income and BlackRock Financial Management, Inc. (“BFM”), BlackRock Investment Management, LLC (“BIM”) and BIL each an affiliate of the Manager, to serve as sub-advisors for Multi-Asset Income. The Manager pays BFM, BIM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the applicable Fund to the Manager.

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to

BLACKROCK FUNDS II	JANUARY 31, 2012	27

Notes to Financial Statements (continued)

reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended January 31, 2012, the Manager recouped the following waivers previously recorded by Global Dividend Income of $25,143, $30,838 and $17,975 for Institutional, Investor A and Investor C Shares, respectively.

On January 31, 2012, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2012	2013	2014
Global Dividend Income	$115,778	$64,828	$207
Multi-Asset Income	$127,574	$130,477	$62,863

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	–
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fees compensate BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the six months ended January 31, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Global Dividend Income	$85,457
Multi-Asset Income	$4,081

For the six months ended January 31, 2012, affiliates received the following CDSCs relating to transactions in Investor A and Investor C Shares as follows:

	Investor A	Investor C
Global Dividend Income	$2,069	$44,786
Multi-Asset Income	–	$1,313

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended January 31, 2012, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations:

Share Classes	Global Dividend Income	Multi-Asset Income
Institutional	$418	$10
Investor A	572	66
Investor C	552	39
Total	$1,542	$115

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the six months ended January 31, 2012, the Funds paid the following to the Manager in return for these services, which are included in administration, administration – class specific, administration fees waived and administration fees waived – class specific in the Statements of Operations:

Global Dividend Income	$233,793
Multi-Asset Income	$28

For the six months ended January 31, 2012, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses.

Administration Fees		Share Classes
	Institutional	Investor A	Investor C	Total
Global Dividend Income	$31,400	$32,873	$18,232	$82,505
Multi-Asset Income	$1,850	$511	$450	$2,811

28	BLACKROCK FUNDS II	JANUARY 31, 2012

Notes to Financial Statements (continued)

Administration Fees Waived	Share Classes
	Institutional	Investor A	Investor C	Total
Global Dividend Income	$ 105	$ 44	$ 39	$ 188
Multi-Asset Income	$ 1,845	$ 511	$ 426	$ 2,782

Service and Distribution Fees	Share Classes
	Investor A	Investor C	Total
Global Dividend Income	$328,727	$729,301	$1,058,028
Multi-Asset Income	$5,114	$17,968	$23,082

Transfer Agent Fees	Share Classes
	Institutional	Investor A	Investor C	Total
Global Dividend Income	$74,472	$67,578	$51,069	$193,119
Multi-Asset Income	$ 1,340	$ 3,235	$ 2,059	$ 6,634

Transfer Agent Fees Waived	Share Classes
	Institutional	Investor A	Investor C	Total
Global Dividend Income	$12	–	–	$ 12
Multi-Asset Income	$10	$66	$38	$114

Transfer Agent Fees Reimbursed	Share Classes
	Institutional	Investor A	Investor C	Total
Global Dividend Income	$ 7	–	–	$ 7
Multi-Asset Income	$1,277	$3,041	$1,761	$6,079

Certain officers and/or Trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2012, were as follows:

	Purchases	Sales
Global Dividend Income	$587,474,456	$101,256,921
Multi-Asset Income	$66,281,341	$14,625,949

5. Income Tax Information:

As of July 31, 2011, Multi-Asset Income had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expiring July 31,	Multi-Asset Income
2016	$8,310
2018	151,501
2019	12,648
Total	$172,459

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after July 31, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in the pre-enactment taxable years.

As of January 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Global Dividend Income	Multi-Asset Income
Tax cost	$924,858,373	$60,266,459

Gross unrealized appreciation	$40,384,028	$2,764,949
Gross unrealized depreciation	(16,133,635)	(76,506)

Net unrealized appreciation	$24,250,393	$2,688,443

6. Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on each Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The Funds did not borrow under the credit agreement during the six months ended January 31, 2012.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and

BLACKROCK FUNDS II	JANUARY 31, 2012	29

Notes to Financial Statements (continued)

counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of January 31, 2012, Multi-Asset Income invested a significant portion of its assets in securities in fixed income funds. Please see the Schedule of Investments for these securities. Changes in economic conditions affecting the fixed income funds would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

As of January 31, 2012, Global Dividend Income invested a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance.

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended January 31, 2012		Year Ended July 31, 2011
Global Dividend Income	Shares	Amount	Shares	Amount

Institutional
Shares sold	29,317,235	$276,444,498	17,295,647	$163,891,572
Shares issued in reinvestment of dividends and distributions	248,321	2,330,434	116,479	1,156,348
Shares redeemed	(4,707,091)	(43,890,621)	(1,787,074)	(17,062,846)
Net increase	24,858,465	$234,884,311	15,625,052	$147,985,074

Investor A
Shares sold	22,711,724	$212,869,763	20,304,141	$191,684,228
Shares issued in reinvestment of dividends and distributions	297,267	2,783,823	142,173	1,407,835
Shares redeemed	(4,966,348)	(46,633,239)	(2,206,007)	(20,750,461)
Net increase	18,042,643	$169,020,347	18,240,307	$172,341,602

Investor C
Shares sold	10,672,309	$99,773,830	11,777,804	$109,951,156
Shares issued in reinvestment of dividends and distributions	110,857	1,034,012	62,675	619,847
Shares redeemed	(1,296,597)	(12,083,556)	(708,549)	(6,835,255)
Net increase	9,486,569	$88,724,286	11,131,930	$103,735,748

30	BLACKROCK FUNDS II	JANUARY 31, 2012

Notes to Financial Statements (concluded)

	Six Months Ended January 31, 2012		Year Ended July 31, 2011
Multi-Asset Income	Shares	Amount	Shares	Amount

Institutional
Shares sold	4,222,472	$41,559,683	48,332	$474,446
Shares issued in reinvestment of dividends	2,928	28,837	1,990	19,579
Shares redeemed	(107,826)	(1,025,531)	(15,507)	(154,073)
Net increase	4,117,574	$40,562,989	34,815	$339,952

Investor A
Shares sold	686,329	$6,894,807	273,093	$2,725,321
Shares issued in reinvestment of dividends	5,109	50,347	3,730	37,058
Shares redeemed	(52,863)	(522,693)	(79,711)	(803,985)
Net increase	638,575	$6,422,461	197,112	$1,958,394

Investor C
Shares sold	792,635	$7,965,271	127,870	$1,275,811
Shares issued in reinvestment of dividends	4,385	43,363	3,747	36,597
Shares redeemed	(49,096)	(486,582)	(62,358)	(615,561)
Net increase	747,924	$7,522,052	69,259	$696,847

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	JANUARY 31, 2012	31

Officers and Trustees

Robert M. Hernandez, Chairman of the Board and Trustee

Fred G. Weiss, Vice Chairman of the Board and Trustee

Paul L. Audet, Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and

Anti-Money Laundering Officer

Ira P. Shapiro, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock International, Ltd.1,2

Edinburgh, Scotland EH3 8JB

BlackRock Financial Management, Inc.2

New York, NY 10055

BlackRock Investment Management, LLC2

Princeton, NJ 08540

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

1For Global Dividend Income.

2For Multi-Asset Income.

32	BLACKROCK FUNDS II	JANUARY 31, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

ShareholEder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS II	JANUARY 31, 2012	33

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

34	BLACKROCK FUNDS II	JANUARY 31, 2012

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund	BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Dynamic Equity Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Asset Allocation Portfolio†	BlackRock Global Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Russell 1000 Index Fund
BlackRock Capital Appreciation Fund	BlackRock Index Equity Portfolio	BlackRock Science & Technology
BlackRock China Fund	BlackRock India Fund	Opportunities Portfolio
BlackRock Commodity Strategies Fund	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Emerging Markets Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock Emerging Markets Long/Short	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
Equity Fund	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Stock Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock EuroFund	BlackRock Large Cap Value Fund	BlackRock Value Opportunities Fund
BlackRock Focus Growth Fund	BlackRock Latin America Fund	BlackRock World Gold Fund
BlackRock Global Allocation Fund†	BlackRock Mid-Cap Growth Equity Portfolio

Fixed Income Funds

BlackRock Bond Index Fund	BlackRock Multi-Asset Income Portfolio†	BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	Opportunities Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Floating Rate Income Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock US Government Bond Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Low Duration Bond Portfolio	BlackRock US Mortgage Portfolio
BlackRock GNMA Portfolio	BlackRock Multi-Sector Bond Portfolio	BlackRock World Income Fund
BlackRock High Yield Bond Portfolio

Municipal Bond Funds

BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS II	JANUARY 31, 2012	35

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

INCOME-1/12-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not

 Applicable

Item 10 – Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) –	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date:	April 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date:	April 2, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date:	April 2, 2012

4